Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Second Amendment”), dated as of September 22, 2016 among American Airlines, Inc., a Delaware corporation (the “Borrower”), American Airlines Group Inc., a Delaware corporation (the “Parent” or the “Guarantor”), the lenders party hereto with a 2016 Replacement Term Loan Commitment referred to below (the “2016 Replacement Term Lenders”), each other lender party hereto and Citibank N.A. (“Citi”), as administrative agent (in such capacity, the “Administrative Agent”) and as the designated lender of 2016 Replacement Term Loans referred to below (in such capacity, the “Designated 2016 Replacement Term Lender”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantor, the lenders from time to time party thereto, the Administrative Agent and certain other parties thereto are parties to that certain Amended and Restated Credit and Guaranty Agreement, dated as of April 20, 2015 (as amended by that certain First Amendment to Amended and Restated Credit and Guaranty Agreement, dated as of October 26, 2015, and as further amended, amended and restated, supplemented or otherwise modified to but not including the Second Amendment Effective Date as defined below, the “Credit Agreement”);

WHEREAS, on the date hereof, there are outstanding Term Loans under the Credit Agreement (the “Existing Term Loans”) in an aggregate principal amount of $742,500,000;

WHEREAS, pursuant to Section 10.08(e) of the Credit Agreement, the Borrower desires to refinance in full the Existing Term Loans with the proceeds of the 2016 Replacement Term Loans (as defined below) (the “Refinancing”); and

WHEREAS, the Borrower, the Administrative Agent, the 2016 Replacement Term Lenders and the other Lenders party hereto wish to amend the Credit Agreement to provide for (i) the Refinancing and (ii) certain other modifications to the Credit Agreement, in each case, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE - Credit Agreement Amendments. Effective as of the Second Amendment Effective Date (as defined below):

(a) The Credit Agreement is hereby amended as follows:

(i) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:

“2016 Replacement Term Lender” shall mean each Lender having a Term Loan Commitment to provide 2016 Replacement Term Loans or, as the case may be, with an outstanding 2016 Replacement Term Loan.

“2016 Replacement Term Loans” shall be the Term Loans incurred pursuant to the Second Amendment.

“2016 Replacement Term Loan Commitment” shall mean the Term Loan Commitment of each 2016 Replacement Term Loan Lender to make 2016 Replacement Term Loans pursuant to the Second Amendment.

“2016 Replacement Term Loan Commitment Schedule” shall mean the schedule of 2016 Replacement Term Loan Commitments of each 2016 Replacement Term Lender provided to the Borrower on the Second Amendment Effective Date by the Administrative Agent pursuant to the Second Amendment.

“Second Amendment” shall mean the Second Amendment to First Amended and Restated Credit and Guaranty Agreement, dated as of September 22, 2016, by and among Parent, the Borrower, the Administrative Agent, the 2016 Replacement Term Lenders and Citibank N.A., in its capacity as the designated Lender of 2016 Replacement Term Loans.

“Second Amendment Effective Date” shall have the meaning provided in the Second Amendment.

(ii) The definition of “Applicable Margin” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Margin” shall mean (a) with respect to Revolving Loans (i) that are Eurodollar Loans, 3.00% per annum and (ii) that are ABR Loans, 2.00% per annum and (b) with respect to 2016 Replacement Term Loans (i) that are Eurodollar Loans, 2.50% per annum and (ii) that are ABR Loans 1.50% per annum.

(iii) The first sentence of the definition of “Class” is hereby amended by deleting “2015 Term Loans” where it first appears and replacing such term with “2016 Replacement Term Loans” and deleting “Incremental Term Loans that are not 2015 Term Loans” and replacing it with “Incremental Term Loans”.

(iv) The definition of “LIBO Rate” is hereby amended by deleting “2015 Term Loans” and replacing it with “2016 Replacement Term Loans”.

(v) The definition of “Repricing Event” is hereby amended by deleting “2015 Term Loans” each place it appears and replacing it with “2016 Replacement Term Loans”.

(vi) The definition of “Term Loan” is hereby amended by deleting “2015 Term Loans” and replacing it with “2016 Replacement Term Loans”.

(vii) The definition of “Term Loan Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Term Loan Commitment” shall mean the commitment of each Term Lender to make Term Loans hereunder and, in the case of the 2016 Replacement Term Loans, in an aggregate principal amount not to exceed the amount set forth under the heading “2016 Replacement Term Loan Commitment” opposite its name in the 2016 Replacement Term Loan Commitment Schedule or in the Assignment and Acceptance pursuant to which such Term Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The aggregate amount of the Term Loan Commitments as of the Second Amendment Effective Date was $742,500,000. The Term Loan Commitments as of the Second Amendment Effective Date are for 2016 Replacement Term Loans.

(viii) The definition of “Term Loan Maturity Date” is hereby amended by deleting “2015 Term Loans” and replacing it with “2016 Replacement Term Loans”.

(ix) Section 2.01(b) is hereby amended and restated in its entirety as follows:

Term Loan Commitments. On the Second Amendment Effective Date, each 2016 Replacement Lender agrees to make to the Borrower the 2016 Replacement Term Loans denominated in Dollars in an aggregate principal amount equal to such 2016 Replacement Term Lender’s 2016 Replacement Term Loan Commitment in accordance with the terms and conditions of the Second Amendment.

(x) Section 2.10(b) is hereby amended and restated in its entirety as follows:

(b) The principal amounts of the 2016 Replacement Term Loans shall be repaid in consecutive annual installments (each, an “Installment”) of 1.00% of the sum of (i) the original aggregate principal amount of the 2015 Term Loans made on the Restatement Effective Date plus (ii) the original aggregate principal amount of any Incremental Term Loans of the same Class as the 2016 Replacement Term Loans from time to time after the Second Amendment Effective Date, on each anniversary of the Closing Date occurring prior to the Term Loan Maturity Date with respect to such 2016 Replacement Term Loans. Notwithstanding the foregoing, (1) such Installments shall be reduced in connection with any mandatory or voluntary prepayments of the 2016 Replacement Term Loans in accordance with Sections 2.12 and 2.13, as applicable, and (2) the Term Loans, together with all other amounts owed hereunder with respect thereto, shall, in any event, be paid in full no later than the applicable Term Loan Termination Date.

(xi) Section 2.13(a) is hereby amended by adding the following sentence at the end thereof:

Notwithstanding anything to the contrary above, no notice to the Administrative Agent shall be required in connection with the repayment of Term Loans with the proceeds of 2016 Replacement Term Loans incurred on the Second Amendment Effective Date.

(xii) Section 2.13(d) is hereby amended by (A) deleting “2015 Term Loans” each place it appears and replacing it with “2016 Replacement Term Loans” and (B) deleting “Restatement Effective Date” and replacing it with “Second Amendment Effective Date”.

(xiii) Section 2.27(c) is hereby amended by deleting “2015 Term Loans” each place it appears and replacing it with “2016 Replacement Term Loans”.

(xiv) Section 3.08 is hereby amended by adding the following proviso at the end thereof:

; provided that all proceeds of the 2016 Replacement Term Loans incurred on the Second Amendment Effective Date pursuant to the Second Amendment shall solely be used as provided in the Second Amendment.

(b) (i) Subject to the satisfaction (or waiver) of the conditions set forth in Section Three hereof, the 2016 Replacement Term Lenders hereby agree to make 2016 Replacement Term Loans (as defined below) to the Borrower on the Second Amendment Effective Date (as defined below) in the aggregate principal amount of $742,500,000, which shall be used solely to refinance in full all outstanding Existing Term Loans and to pay fees and expenses relating to this Second Amendment.

(ii) As of the Second Amendment Effective Date, immediately prior to the effectiveness of the Second Amendment, the Administrative Agent has prepared and provided a true and correct copy to the Borrower of a schedule (the “2016 Replacement Term Loan Commitments Schedule”) which sets forth the allocated commitments received by it (the “2016 Replacement Term Loan Commitments”) from the Lenders providing the 2016 Replacement Term Loans (the “2016 Replacement Term Lenders”). The Administrative Agent has notified each 2016 Replacement Term Lender of its allocated 2016 Replacement Term Loan Commitment, and each of the 2016 Replacement Term Lenders is listed as a signatory to this Second Amendment. On the Second Amendment Effective Date, all Existing Term Loans shall be refinanced in full as follows:

(w) the outstanding aggregate principal amount of Existing Term Loans of each Lender which does not have a 2016 Replacement Term Loan Commitment (each, a “Non-Converting Term Lender”) shall be repaid in full in cash;

(x) to the extent any Lender has a 2016 Replacement Term Loan Commitment that is less than the full outstanding aggregate principal amount of Existing Term Loans of such Lender, such Lender shall be repaid in cash in an amount equal to the difference between the outstanding aggregate principal amount of Existing Term Loans of such Lender and such Lender’s 2016 Replacement Term Loan Commitment (the “Non-Converting Term Portion”);

(y) the outstanding aggregate principal amount of Existing Term Loans of each Lender which has a 2016 Replacement Term Loan Commitment (each, a “Converting Term Lender,” and, together with the Non-Converting Term Lenders, the “Existing Term Lenders”) shall automatically be converted into 2016 Replacement Term Loans (a “Converted 2016 Replacement Term Loan”) in a principal amount equal to such Converting Term Lender’s Existing Term Loans outstanding on the Second Amendment Effective Date immediately prior to such conversion, less an amount equal to any Non-Converting Term Portion; and

(z) (1) each 2016 Replacement Term Lender that is not an Existing Term Lender (each, a “New Term Lender”) and (2) each Converting Term Lender with a 2016 Replacement Term Loan Commitment in an amount in excess of the aggregate principal amount of Existing Term Loans of such Converting Term Lender (such difference, the “New Term Commitment”), agrees to make to the Borrower a new Term Loan (each, a “New Term Loan” and, collectively, the “New Term Loans” and, together with the Converted 2016 Replacement Term Loans, the “2016 Replacement Term Loans”) in a principal amount equal to such Converting Term Lender’s New Term Commitment or such New Term Lender’s 2016 Replacement Term Loan Commitment, as the case may be, on the Second Amendment Effective Date, which 2016 Replacement Term Loans shall be subject to the terms of the Credit Agreement after giving effect to this Second Amendment.

(iii) On the Second Amendment Effective Date, each 2016 Replacement Term Lender hereby agrees to fund its 2016 Replacement Term Loans in an aggregate principal amount equal to such 2016 Replacement Term Lender’s 2016 Replacement Term Loan Commitment as follows: (x) each Converting Term Lender shall fund its 2016 Replacement Term Loans to the Borrower by converting its then outstanding principal amount of Existing Term Loans into 2016 Replacement Term Loans in an equal principal amount as provided in clause (ii)(y) above, (y) (1) each Converting Term Lender with a New Term Commitment shall fund in cash an amount equal to its New Term Commitment to the Designated 2016 Replacement Term Lender and (2) each New Term Lender shall fund in cash an amount equal to its 2016 Replacement Term Loan Commitment to the Designated 2016 Replacement Term Lender, and (z) the Designated 2016 Replacement Term Lender shall fund in cash to the Borrower an amount equal to the New Term Commitment of each Converting Term Lender and the 2016 Replacement Term Loan Commitment of each New Term Lender.

(iv) All outstanding Borrowings of Existing Term Loans shall continue in effect for the equivalent principal amount of 2016 Replacement Term Loans after the Second Amendment Effective Date and each resulting “borrowing” of 2016 Replacement Term Loans shall be deemed to constitute a new deemed “borrowing” under the Credit Agreement and be subject to the same Interest Period (and the same LIBO Rate) applicable to the Existing Term Loans to which it relates immediately prior to the Second Amendment Effective Date, which

Interest Period shall continue in effect (until such Interest Periods expire, at which time subsequent Interest Periods shall be determined in accordance with the provisions of Section 2.05 of the Credit Agreement). New Term Loans shall be initially incurred as Eurodollar Loans and shall be allocated ratably to the outstanding deemed “borrowings” of 2016 Replacement Term Loans on the Second Amendment Effective Date. Each such Borrowing of New Term Loans shall be subject to (x) an Interest Period which commences on the Second Amendment Effective Date and ends on the last day of the Interest Period applicable to the Existing Term Loans and (y) the same LIBO Rate applicable to the 2016 Replacement Term Loans. The 2016 Replacement Term Loans of each 2016 Replacement Term Lender shall be allocated ratably to such Interest Periods (based upon the relative principal amounts of Borrowings of Existing Term Loans subject to such Interest Periods immediately prior to the Second Amendment Effective Date), with the effect being that Existing Term Loans which are converted into Converted 2016 Replacement Term Loans hereunder shall continue to be subject to the same Interest Periods and any 2016 Replacement Term Loans that are funded in cash on the Second Amendment Effective Date shall be ratably allocated to the various Interest Periods as described above.

(v) On the Second Amendment Effective Date, the Borrower shall pay in cash (a) all interest accrued on the Existing Term Loans through the Second Amendment Effective Date and (b) to each Non-Converting Term Lender and each Converting Term Lender with a Non-Converting Term Portion, any breakage loss or expenses due under Section 2.15 of the Credit Agreement (it being understood that existing Interest Periods of the Existing Term Loans held by 2016 Replacement Term Lenders prior to the Second Amendment Effective Date shall continue on and after the Second Amendment Effective Date and shall accrue interest in accordance with Section 2.07 of the Credit Agreement on and after the Second Amendment Effective Date). Each Converting Term Lender hereby waives any entitlement to any breakage loss or expenses due under Section 3.15 of the Credit Agreement with respect to the repayment of that portion of its Existing Term Loans with the proceeds of Converted 2016 Replacement Term Loans.

(vi) On the Second Amendment Effective Date, all promissory notes, if any, evidencing the Existing Term Loans shall be automatically cancelled, and any 2016 Replacement Term Lender may request that its 2016 Replacement Term Loan be evidenced by a promissory pursuant to Section 2.10(f) of the Credit Agreement.

SECTION TWO - Titles and Roles. The parties hereto agree that, as of the Second Amendment Effective Date and in connection with the Second Amendment:

(a) each of Citi, Barclays, CS Securities, DBSI, GSB, JPMS, ML, MS, BNP Securities, CA-CIB, ICBC and US Bank shall be designated as, and perform the roles associated with, a joint lead arranger and bookrunner (in such capacity, collectively, the “Lead Arrangers”);

(b) each of Citi, Barclays, CS Securities, DBSI, GSB, JPMS, ML and MS shall be designated as, and perform the roles associated with, a syndication agent; and

(c) each of CA-CIB, ICBC and US Bank shall be designated as, and perform the roles associated with, a documentation agent.

For the avoidance of doubt, the provisions of Section 10.04 of the Credit Agreement shall apply to, and inure to the benefit of, each Lead Arranger, each Syndication Agent and each Documentation Agent in connection with their respective roles hereunder.

SECTION THREE - Conditions to Effectiveness. The provisions of Section One of this Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions specified below shall have been satisfied:

(a) The Borrower, the Guarantor, the Administrative Agent, the 2016 Designated Replacement Term Lender and the 2016 Replacement Term Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, attention: Peixuan Wu;

(b) all reasonable invoiced out-of-pocket expenses incurred by the Lenders and the Administrative Agent pursuant to Section 10.04 of the Credit Agreement or the Engagement Letter, dated as of September 14, 2016, by and between, inter alios, the Borrower and the Lead Arrangers (including the reasonable and documented fees, charges and disbursements of counsel) and all accrued and unpaid fees, owing and payable (including any fees agreed to in connection with this Second Amendment) shall have been paid to the extent invoiced at least two (2) Business Days prior to the Second Amendment Effective Date (or such shorter period as may be agreed by the Borrower);

(c) the Administrative Agent shall have received an Officer’s Certificate certifying as to the Collateral Coverage Ratio in accordance with Section 4.02(d) of the Credit Agreement;

(d) the Administrative Agent shall have received a customary written opinion of Latham & Watkins LLP, special counsel for the Borrower and the Guarantor addressed to the Administrative Agent and the 2016 Replacement Term Lenders party hereto, and dated the Second Amendment Effective Date;

(e) the Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary (or similar Responsible Officer), dated the Second Amendment Effective Date (i) certifying as to the incumbency and specimen signature of each Responsible Officer of the Borrower and the Guarantor executing this Second Amendment or any other document delivered by it in connection herewith (such certificate to contain a certification of another Responsible Officer of that entity as to the incumbency and signature of the Responsible Officer signing the certificate referred to in this clause (e)), (ii) certifying that each constitutional document of each Loan Party previously delivered to the Administrative Agent has not been amended, supplemented, rescinded or otherwise modified and remains in full force and effect as of the date hereof, (iii) attaching resolutions of each Loan Party approving the transactions contemplated by the Second Amendment and (iv) attaching a certificate of good standing for the Borrower and the Guarantor of the state of such entity’s incorporation or formation, dated as of a recent date, as to the good standing of that entity (to the extent available in the applicable jurisdiction);

(f) the Administrative Agent shall have received an Officer’s Certificate certifying (A) the truth in all material respects of the representations and warranties set forth in the Credit Agreement and the other Loan Documents (other than representations and warranties set forth in Sections 3.05(b), 3.06, 3.09(a) and 3.19 of the Credit Agreement) as though made on the date hereof, or, in the case of any such representation and warranty that relates to a specified date, as though made as of such date (provided, that any representation or warranty that is qualified by materiality (it being understood that any representation or warranty that excludes circumstances that would not result in a “Material Adverse Change” or “Material Adverse Effect” shall not be considered (for purposes of this proviso) to be qualified by materiality) shall be true and correct in all respects as of the applicable date, before and after giving effect to this Second Amendment) and (B) as to the absence of any event occurring and continuing, or resulting from this Second Amendment on, the Second Amendment Effective Date, that constitutes a Default or Event of Default; and

(g) the Administrative Agent shall have received a Loan Request delivered in compliance with Section 2.03(b) of the Credit Agreement not later than 1:00 p.m. New York City time one (1) Business Day before the Second Amendment Effective Date.

SECTION FOUR - No Default; Representations and Warranties. In order to induce the 2016 Replacement Term Lenders and the Administrative Agent to enter into this Second Amendment, the Borrower represents and warrants to each of the 2016 Replacement Term Lenders and the Administrative Agent that, on and as of the date hereof after giving effect to this Second Amendment, (i) no Default or Event of Default has occurred and is continuing or would result from giving effect to this Second Amendment and (ii) the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than representations and warranties set forth in Sections 3.05(b), 3.06, 3.09(a) and 3.19 of the Credit Agreement) are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof or, in the case of any representations and warranties that expressly relate to an earlier date, as though made as of such date; provided, that any representation or warranty that is qualified by materiality (it being understood that any representation or warranty that excludes circumstances that would not result in a “Material Adverse Change” or “Material Adverse Effect” shall not be considered (for purposes of this proviso) to be qualified by materiality) shall be true and correct in all respects as of the applicable date, before and after giving effect to this Second Amendment.

SECTION FIVE - Confirmation. The Borrower and the Guarantor hereby confirm that all of their obligations under the Credit Agreement (as amended hereby) are, and shall continue to be, in full force and effect. The parties hereto (i) confirm and agree that the term “Obligations” and “Guaranteed Obligations” as used in the Credit Agreement and the other Loan Documents shall include, without limitation, all obligations of the Borrower with respect to the 2016 Replacement Term Loans (after giving effect to this Second Amendment) and all obligations of the Guarantor with respect to the guarantee of such obligations, respectively, and (ii) reaffirm the grant of Liens on the Collateral to secure the Obligations (including the Obligations under the 2016 Replacement Term Loans incurred pursuant to this Second Amendment) pursuant to the Collateral Documents.

SECTION SIX - Reference to and Effect on the Credit Agreement. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Second Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Second Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This Second Amendment shall be deemed to be a “Loan Document” for all purposes of the Credit Agreement (as amended hereby) and the other Loan Documents. The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

SECTION SEVEN - Execution in Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or electronic .pdf copy shall be effective as delivery of a manually executed counterpart of this Second Amendment.

SECTION EIGHT - Governing Law. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION NINE - Miscellaneous. (a) The provisions set forth in Sections 10.03, 10.04, 10.05(b)-(d), 10.09, 10.10, 10.11, 10.13, 10.15, 10.16 and 10.17 of the Credit Agreement are hereby incorporated mutatis mutandis herein by reference thereto as fully and to the same extent as if set forth herein.

(b) For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Second Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders party hereto hereby authorize the Administrative Agent to treat) the Term Loan Facility as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year first above written.

AMERICAN AIRLINES, INC., as the Borrower

By:	/s/ Thomas T. Weir
	Name:	Thomas T. Weir
	Title:	Vice President and Treasurer

AMERICAN AIRLINES GROUP INC., as Parent and Guarantor

By:	/s/ Thomas T. Weir
	Name:	Thomas T. Weir
	Title:	Vice President and Treasurer

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

CITIBANK N.A.,
as Administrative Agent

By:	/s/ Matthew S. Butler
	Name:	Matthew S. Butler
	Title:	Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

CITIBANK N.A.,
as the Designated 2016 Replacement Term Lender and a 2016 Replacement Term Lender

By:	/s/ Matthew S. Butler
Name:	Matthew S. Butler
Title:	Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Cedar Funding Ltd.

as a 2016 Replacement Term Lender

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

ALJ Global Bank Loan Fund 2015 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST

as a 2016 Replacement Term Lender

By:	/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Global-Loan SV S.A. r.l.

as a 2016 Replacement Term Lender

Executed by Alcentra Limited as Portfolio Manager, and Alcentra NY, LLC as Sub-Manager, for and on behalf of Global-Loan SV Sarl

By:	/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Universal-Investment-Gesellschaft mBH for Orion ALloan

as a 2016 Replacement Term Lender

By:	/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Shackleton 2013-III CLO, Ltd.

as a 2016 Replacement Term Lender

BY: Alcentra NY, LLC, as investment advisor

By:	/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Shackleton 2014-IV CLO, LTD

as a 2016 Replacement Term Lender

by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Shackleton 2014-V CLO, LTD

as a 2016 Replacement Term Lender

By:	/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Shackleton 2014-VI CLO, Ltd.

as a 2016 Replacement Term Lender

BY:	Alcentra NY, LLC as its Collateral Manager

By:	/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Shackleton 2015-VII CLO, Ltd.

as a 2016 Replacement Term Lender

BY:	Alcentra NY, LLC as its Collateral Manager

By:	/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Shackleton 2015-VIII CLO, Ltd.

as a 2016 Replacement Term Lender

By:	/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Shackleton I CLO, Ltd.

as a 2016 Replacement Term Lender

BY:	Alcentra NY, LLC as investment advisor

By:	/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Shackleton II CLO, Ltd.

as a 2016 Replacement Term Lender

by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

The Dreyfus/Laurel Funds, Inc. – Dreyfus Floating
Rate Income Fund as a 2016 Replacement Term Lender

By:	Alcentra NY, LLC, as its investment advisor

By:	/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

US Loan SV S.a.r.l.

as a 2016 Replacement Term Lender

By:	/s/ Robert Davis
	Name:	Robert Davis
	Title:	Sr. Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

CBNA AlexCBNA Loan
as a 2016 Replacement Term Lender

By:	/s/ Brian S. Broyles
	Name:	Brian S. Broyles
	Title:	Attorney-In-Fact

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

West CLO 2014-1 Ltd.

as a 2016 Replacement Term Lender

By:	/s/ Joanna Willars
	Name:	Joanna Willars
	Title:	Vice President, Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

West CLO 2014-2 Ltd.

as a 2016 Replacement Term Lender

By:	/s/ Joanna Willars
	Name:	Joanna Willars
	Title:	Vice President, Analyst

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

ALLSTATE LIFE INSURANCE COMPANY,
as a 2016 Replacement Term Lender

By:	/s/ Chris Goergen
	Name:	Chris Goergen
	Title:	Authorized Signatory

For institutions requiring a second signature line:

By:	/s/ Mark D. Pittman
	Name:	Mark D. Pittman
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

ACAS CLO 2015-2, Ltd.

as a 2016 Replacement Term Lender

By:	American Capital CLO Management, LLC, its
Collateral Manager

By:	/s/ William Weiss
	Name:	William Weiss
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

ACAS CLO IX, Ltd.

as a 2016 Replacement Term Lender

By:	/s/ William Weiss
	Name:	William Weiss
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

AMMC CLO 15, LIMITED

as a 2016 Replacement Term Lender

By:	American Money Management Corp., as
Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

AMMC CLO 16, LIMITED

as a 2016 Replacement Term Lender

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

AMMC CLO XI, LIMITED

as a 2016 Replacement Term Lender

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

AMMC CLO XII, LIMITED

as a 2016 Replacement Term Lender

By: American Money Management Corp., as
Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

AMMC CLO XIII, LIMITED

as a 2016 Replacement Term Lender

By: American Money Management Corp., as
Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

AMMC CLO XIV, LIMITED

as a 2016 Replacement Term Lender

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

ALM V, Ltd.

as a 2016 Replacement Term Lender

By: Apollo Credit Management (CLO), LLC, as
Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

ALM VI. Ltd.

as a 2016 Replacement Term Lender

By: Apollo Credit Management (CLO), LLC, as
Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

ALM VII. Ltd.

as a 2016 Replacement Term Lender

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

ALM VII (R)-2, Ltd.

as a 2016 Replacement Term Lender

By: Apollo Credit Management (CLO), LLC, as
Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

ALM VII (R), Ltd.

as a 2016 Replacement Term Lender

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

ALM VIII, Ltd.

as a 2016 Replacement Term Lender

By:	Apollo Credit Management (CLO), LLC, as
Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

ALM X, LTD.

as a 2016 Replacement Term Lender

By:	Apollo Credit Management (CLO), LLC, as
Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

ALM XII, Ltd.

as a 2016 Replacement Term Lender

By:	Apollo Credit Management (CLO), LLC,
as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

ALM XIV, LTD.

as a 2016 Replacement Term Lender

By:	Apollo Credit Management (CLO), LLC, as its
collateral manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

ALM XVIII, LTD.

as a 2016 Replacement Term Lender

by Apollo Credit Management (CLO), LLC, as collateral manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

APOLLO AF LOAN TRUST 2012

as a 2016 Replacement Term Lender

BY:	Apollo Credit Management (Senior Loans) II,
LLC, as Portfolio Manager

By:	/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Apollo Credit Funding III Ltd.

as a 2016 Replacement Term Lender

By:	Apollo ST Fund Management LLC, its
investment manager

By:	/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

ARES XXIII CLO LTD.

as a 2016 Replacement Term Lender

BY: ARES CLO MANAGEMENT XXIII, L.P., ITS ASSET MANAGER
BY: ARES CLO GP XXIII, LLC, ITS GENERAL PARTNER

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

ARES XXIV CLO LTD.

as a 2016 Replacement Term Lender

BY: ARES CLO MANAGEMENT XXIV, L.P., ITS ASSET MANAGER
BY: ARES CLO GP XXIV, LLC, ITS GENERAL PARTNER

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

National Pension Service

as a 2016 Replacement Term Lender

By: Ares Capital Management III LLC, its Investment Manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

Arrowpoint CLO 2014-2, LTD , as a 2016 Replacement Term Lender

By:	/s/ Colby Stilson
	Name:	Colby Stilson
	Title:	Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

Arrowpoint CLO 2014-3, LTD. as a 2016 Replacement Term Lender

By:	/s/ Colby Stilson
	Name:	Colby Stilson
	Title:	Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Avery Point III CLO, Limited

as a 2016 Replacement Term Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Avery Point IV CLO, Limited

as a 2016 Replacement Term Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Avery Point VI CLO, Limited

as a 2016 Replacement Term Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Blue Cross of California

as a 2016 Replacement Term Lender

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Community Insurance Company

as a 2016 Replacement Term Lender

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Google Inc.

as a 2016 Replacement Term Lender

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Race Point IX CLO, Limited

as a 2016 Replacement Term Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Barclays Bank PLC, as a 2016 Replacement Term Lender

By:	/s/ Nicole Webb
	Name:	Nicole Webb
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

55 Loan Strategy Fund a series Trust of Multi Manager Global Investment Trust as a 2016 Replacement Term Lender

By: BlackRock Financial Management Inc., Its Investment Manager

By:	/s/ Gina Forziati
	Name:	Gina Forziati
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

55 Loan Strategy Fund Series 3 A Series Trust of Multi Manager Global Investment Trust as a 2016 Replacement Term Lender

By: BlackRock Financial Management Inc., Its Investment Manager

By:	/s/ Gina Forziati
	Name:	Gina Forziati
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Houston Casualty Company

as a 2016 Replacement Term Lender

BY: BlackRock Investment Management, LLC, its Investment Manager

By:	/s/ Gina Forziati
	Name:	Gina Forziati
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

U.S. Specialty Insurance Company

as a 2016 Replacement Term Lender

BY: BlackRock Investment Management, LLC, its Investment Manager

By:	/s/ Gina Forziati
	Name:	Gina Forziati
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Bluemountain CLO 2013-3 Ltd.

as a 2016 Replacement Term Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Bluemountain CLO 2013-4 Ltd.

as a 2016 Replacement Term Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

BlueMountain CLO 2014-2 Ltd.

as a 2016 Replacement Term Lender

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

BlueMountain CLO 2014-3 Ltd.

as a 2016 Replacement Term Lender

By: BlueMountain Capital Management, LLC

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

BlueMountain CLO 2014-4 Ltd. as a 2016 Replacement Term Lender BY: BlueMountain Capital Management

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

BlueMountain CLO 2015-2 Ltd.

as a 2016 Replacement Term Lender

By: BlueMountain Capital Management, LLC

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

BlueMountain CLO 2015-4, Ltd.

as a 2016 Replacement Term Lender

By: BlueMountain Capital Management, LLC

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

BlueMountain CLO 2016-1 Ltd.

as a 2016 Replacement Term Lender

BlueMountain Capital Management, LLC

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

CALIFORNIA FIRST NATIONAL BANK,
as a 2016 Replacement Term Lender

By:	/s/ Mark D. Cross
	Name:	Mark D. Cross
	Title:	Executive Vice President,
Chief Credit Officer

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Canyon Capital CLO 2012-1 Ltd.

as a 2016 Replacement Term Lender

BY:	Canyon Capital Advisors, Its Asset Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Canyon Capital CLO 2014-1 Ltd.

as a 2016 Replacement Term Lender

BY: Canyon Capital Advisors LLC, Its Asset Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Canyon Capital CLO 2014-2, Ltd.

as a 2016 Replacement Term Lender

BY: Canyon Capital Advisors LLC, Its Asset Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Canyon Capital CLO 2015-1 Ltd.

as a 2016 Replacement Term Lender

BY: Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Canyon Capital CLO 2016-1, Ltd.

as a 2016 Replacement Term Lender

By: Canyon CLO Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

CATHEDRAL LAKE CLO 2013, LTD, as a 2016 Replacement Term Lender

By:	/s/ Stanton Ray
	Name:	Stanton Ray
	Title:	Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

CATHEDRAL LAKE II, LTD, as a 2016 Replacement Term Lender

By:	/s/ Stanton Ray
	Name:	Stanton Ray
	Title:	Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

CATHEDRAL LAKE III, LTD, as a 2016 Replacement Term Lender

By:	/s/ Stanton Ray
	Name:	Stanton Ray
	Title:	Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Carlyle Global Market Strategies CLO 2012-3, Ltd.

as a 2016 Replacement Term Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Manager Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Carlyle Global Market Strategies CLO 2012-4, Ltd.

as a 2016 Replacement Term Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Manager Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Carlyle Global Market Strategies CLO 2013-1, Ltd.

as a 2016 Replacement Term Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Manager Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Carlyle Global Market Strategies CLO 2013-2, Ltd.

as a 2016 Replacement Term Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Manager Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Carlyle Global Market Strategies CLO 2013-3, Ltd.

as a 2016 Replacement Term Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Manager Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Carlyle Global Market Strategies CLO 2013-4, Ltd.

as a 2016 Replacement Term Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Manager Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Carlyle Global Market Strategies CLO 2014-1, Ltd.

as a 2016 Replacement Term Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Manager Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Carlyle Global Market Strategies CLO 2014-2, Ltd.

as a 2016 Replacement Term Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Manager Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Carlyle Global Market Strategies CLO 2014-3, Ltd.

as a 2016 Replacement Term Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Manager Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Carlyle Global Market Strategies CLO 2014-4, Ltd.

as a 2016 Replacement Term Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Manager Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Carlyle Global Market Strategies CLO 2014-5, Ltd.

as a 2016 Replacement Term Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Manager Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Carlyle Global Market Strategies CLO 2015-1, Ltd.

as a 2016 Replacement Term Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Manager Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Carlyle Global Market Strategies CLO 2015-2, Ltd.

as a 2016 Replacement Term Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Manager Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Carlyle Global Market Strategies CLO 2015-4, Ltd.

as a 2016 Replacement Term Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Manager Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Carlyle Global Market Strategies CLO 2015-3, Ltd.

as a 2016 Replacement Term Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Manager Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

CIFC Funding 2012-I, Ltd.

as a 2016 Replacement Term Lender

BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

CIFC Funding 2012-III, Ltd.

as a 2016 Replacement Term Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

CIFC Funding 2014-II, Ltd.

as a 2016 Replacement Term Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

CIFC Funding 2014-III, Ltd.

as a 2016 Replacement Term Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

CIFC Funding 2014-IV, Ltd.

as a 2016 Replacement Term Lender

BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

CIFC Funding 2014, Ltd.

as a 2016 Replacement Term Lender

BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

CIFC Funding 2014-V, Ltd.

as a 2016 Replacement Term Lender

BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

CIFC Funding 2015-I, Ltd.

as a 2016 Replacement Term Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

CIFC Funding 2015-III, Ltd.

as a 2016 Replacement Term Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Cent CLO 24 Limited

as a 2016 Replacement Term Lender

By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I as a 2016 Replacement Term Lender

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Covenant Credit Partners CLO I, Ltd,
as a 2016 Replacement Term Lender

By:	/s/ Brian Horton
	Name:	Brian Horton
	Title:	MD

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Covenant Credit Partners CLO II, Ltd,
as a 2016 Replacement Term Lender

By:	/s/ Brian Horton
	Name:	Brian Horton
	Title:	MD

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

ATRIUM VIII
By:	Credit Suisse Asset Management, LLC, as portfolio manager,
as a 2016 Replacement Term Lender

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory
9/16/2016

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

ATRIUM XI
By:	Credit Suisse Asset Management, LLC, as portfolio manager,
as a 2016 Replacement Term Lender

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory
9/16/2016

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM
By:	Credit Suisse Asset Management, LLC, as investment manager, as a 2016 Replacement Term Lender

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory
9/16/2016

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

HYFI Loan Fund
By:	Credit Suisse Asset Management, LLC, as investment manager, as a 2016 Replacement Term Lender

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory
9/16/2016

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

MADISON PARK FUNDING IX, LTD,
By:	Credit Suisse Asset Management, LLC, as portfolio manager,
as a 2016 Replacement Term Lender

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory
9/16/2016

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

MADISON PARK FUNDING X, LTD,
By:	Credit Suisse Asset Management, LLC, as portfolio manager, as a 2016 Replacement Term Lender

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory
9/16/2016

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

MADISON PARK FUNDING XV, LTD,
By:	Credit Suisse Asset Management, LLC, as portfolio manager,
as a 2016 Replacement Term Lender

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory
9/16/2016

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

Qualcomm Global Trading Pte. Ltd.
By:	Credit Suisse Asset Management, LLC, as investment manager,
as a 2016 Replacement Term Lender

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory
9/16/2016

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

State of New Mexico State Investment Council
By authority delegated to the New Mexico State Investment Office
By:	Credit Suisse Asset Management, LLC, as investment manager,
as a 2016 Replacement Term Lender

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory
9/16/2016

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

THE CITY OF NEW YORK GROUP TRUST
By:	Credit Suisse Asset Management, LLC, as its manager,
as a 2016 Replacement Term Lender

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory
9/16/2016

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

GENERAL BOARD OF PENSION AND HEALTH BENEFITS OF THE UNITED METHODIST CHURCH
By: Credit Suisse Asset Management, LLC, the investment advisor for UMC Benefit Board Inc., the trustee and investment manager for Wespath Investment Management, a division of the General Board of Pension and Health Benefits of the United Methodist Church,
as a 2016 Replacement Term Lender

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory
9/16/2016

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

ATLAS SENIOR LOAN FUND II, LTD.,

as a 2016 Replacement Term Lender

By:	Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

For institutions requiring a second signature line:

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Senior Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

ATLAS SENIOR LOAN FUND III, LTD.,

as a 2016 Replacement Term Lender

By:	Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

For institutions requiring a second signature line:

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Senior Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

ATLAS SENIOR LOAN FUND IV, LTD., as a 2016 Replacement Term Lender

By:	Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

For institutions requiring a second signature line:

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Senior Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

ATLAS SENIOR LOAN FUND V, LTD., as a 2016 Replacement Term Lender

By:	Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

For institutions requiring a second signature line:

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Senior Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

ATLAS SENIOR LOAN FUND VI, LTD., as a 2016 Replacement Term Lender

By:	Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

For institutions requiring a second signature line:

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Senior Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

ILLINOIS STATE BOARD OF INVESTMENT, as a 2016 Replacement Term Lender

By:	Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

For institutions requiring a second signature line:

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Senior Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

Trustmark Insurance Company, as a 2016 Replacement Term Lender

By:	Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

For institutions requiring a second signature line:

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Senior Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Apidos CLO IX

as a 2016 Replacement Term Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

APIDOS CLO X

as a 2016 Replacement Term Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

APIDOS CLO XI

as a 2016 Replacement Term Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

APIDOS CLO XII

as a 2016 Replacement Term Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

APIDOS CLO XIV

as a 2016 Replacement Term Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Apidos CLO XIX

as a 2016 Replacement Term Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

APIDOS CLO XV

as a 2016 Replacement Term Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

APIDOS CLO XVI

as a 2016 Replacement Term Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

APIDOS CLO XVII

as a 2016 Replacement Term Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

APIDOS CLO XVIII

as a 2016 Replacement Term Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

APIDOS CLO XX

as a 2016 Replacement Term Lender

BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

DENALI CAPITAL CLO XI, LTD.

as a 2016 Replacement Term Lender

BY: Crestline Denali Capital, L.P., collateral manager for
DENALI CAPITAL CLO XI, LTD.

By:	/s/ Kelli Marti
	Name:	Kelli Marti
	Title:	Managing Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Vibrant CLO IV, Ltd.

as a 2016 Replacement Term Lender

By: DFG Investment Advisers, Inc., as Collateral Manager

By:	/s/ Roberta Goss
	Name:	Kelli Marti
	Title:	Managing Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

FIAM High Yield Bond Commingled Pool

By:	Fidelity Institutional Asset
Management Trust Company as
Trustee, as a 2016 Replacement Term
Lender

By:	/s/ David Censorio
	Name:	David Censorio
	Title:	Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

Fidelity Central Investment Portfolios
LLC: Fidelity High Income Central
Fund 1, as a 2016 Replacement Term Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

Fidelity Central Investment Portfolios
LLC: Fidelity Specialized High
Income Central Fund, as a 2016
Replacement Term Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

Fidelity Income Fund: Fidelity Total
Bond Fund, as a 2016 Replacement
Term Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

Fidelity Summer Street Trust: Fidelity
Short Duration High Income Fund, as
a 2016 Replacement Term Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

Fidelity Summer Street Trust: Fidelity
Focused High Income Fund, as a
2016 Replacement Term Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Adirondack Park CLO Ltd.

as a 2016 Replacement Term Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Maps CLO Fund II, Ltd.

as a 2016 Replacement Term Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Sheridan Square CLO, Ltd.

as a 2016 Replacement Term Lender

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Halcyon Loan Advisors Funding 2013-1 Ltd.

as a 2016 Replacement Term Lender

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Halcyon Loan Advisors Funding 2013-2 Ltd.

as a 2016 Replacement Term Lender

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Halcyon Loan Advisors Funding 2014-1, Ltd.

as a 2016 Replacement Term Lender

By: Halcyon Loan Advisors 2014-1 LLC as collateral manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Halcyon Loan Advisors Funding 2014-2 Ltd.

as a 2016 Replacement Term Lender

By: Halcyon Loan Advisors 2014-2 LLC as collateral manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Halcyon Loan Advisors Funding 2014-3 Ltd.

as a 2016 Replacement Term Lender

By: Halcyon Loan Advisors 2014-3 LLC as Collateral Manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Halcyon Loan Advisors Funding 2015-3, Ltd.

as a 2016 Replacement Term Lender

By: Halcyon Loan Advisors 2015-3 LLC as Collateral Manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Halcyon Loan Advisors Funding 2012-1, Ltd.

as a 2016 Replacement Term Lender

By: Halcyon Loan Advisors 2012-1 LLC as collateral manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Halcyon Loan Advisors Funding 2012-2, Ltd.

as a 2016 Replacement Term Lender

BY: Halcyon Loan Advisors 2012-2 LLC as collateral manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Halcyon Loan Advisors Funding 2015-2 Ltd.

as a 2016 Replacement Term Lender

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Halcyon Loan Advisors Funding 2015-1 Ltd.

as a 2016 Replacement Term Lender

By: Halcyon Loan Advisors 2015-1 LLC as Collateral Manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Highland Funds I, on behalf of its Series, Highland/ iBoxx Senior Loan ETF as a 2016 Replacement Term Lender

By:	/s/ Brian Mitts
	Name:	Brian Mitts
	Title:	Senior Fund Analyst

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION
Industrial & Commercial Bank of China Ltd., New York Branch
as a 2016 Replacement Term Lender

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Executive Director

For institutions requiring a second signature line:

By:	/s/ Xinyue Guo
	Name:	Xinyue Guo
	Title:	Assistant General Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

A Voce CLO, Ltd.

as a 2016 Replacement Term Lender By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

American Home Assurance Company

as a 2016 Replacement Term Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Annisa CLO, Ltd.

as a 2016 Replacement Term Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Betony CLO, Ltd.

as a 2016 Replacement Term Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Blue Hill CLO, Ltd.

as a 2016 Replacement Term Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

BOC Pension Investment Fund

as a 2016 Replacement Term Lender

By: Invesco Senior Secured Management, Inc. as Attorney in Fact

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Invesco Bank Loan Fund A Series Trust of Multi Manager Global Investment Trust

as a 2016 Replacement Term Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Invesco Bank Loan Fund Series 2 A Trust of Multi Manager Global Investment Trust

as a 2016 Replacement Term Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Invesco BL Fund, Ltd.

as a 2016 Replacement Term Lender

By: Invesco Management S.A. As Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Invesco Floating Rate Fund

as a 2016 Replacement Term Lender

BY: Invesco Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Invesco Polaris US Bank Loan Fund

as a 2016 Replacement Term Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

INVESCO SSL FUND LLC

as a 2016 Replacement Term Lender

By: Invesco Senior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Lexington Insurance Company

as a 2016 Replacement Term Lender

By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Limerock CLO II, Ltd.

as a 2016 Replacement Term Lender

By: Invesco Senior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Limerock CLO III, Ltd.

as a 2016 Replacement Term Lender

By: Invesco Senior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Linde Pension Plan Trust

as a 2016 Replacement Term Lender

By: Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Marea CLO, Ltd.

as a 2016 Replacement Term Lender

By: Invesco Senior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Medical Liability Mutual Insurance Company

as a 2016 Replacement Term Lender

By: Invesco Advisers, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Nomad CLO, Ltd.

as a 2016 Replacement Term Lender

By: Invesco Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

North End CLO, Ltd.

as a 2016 Replacement Term Lender

By: Invesco Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Recette CLO, Ltd.

as a 2016 Replacement Term Lender

By: Invesco Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Sentry Insurance a Mutual Company

as a 2016 Replacement Term Lender

BY: Invesco Secured Management, Inc. as Sub-
Advisor

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

The City of New York Group Trust

as a 2016 Replacement Term Lender

BY: Invesco Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

The United States Life Insurance Company In the City of New York

as a 2016 Replacement Term Lender

By: Invesco Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

The Variable Annuity Life Insurance Company

as a 2016 Replacement Term Lender

By: Invesco Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Wasatch CLO, Ltd.

as a 2016 Replacement Term Lender

BY: Invesco Secured Management, Inc. as
Portfolio Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

KVK CLO 2013-1, Ltd.

as a 2016 Replacement Term Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

KVK CLO 2013-2 Ltd.

as a 2016 Replacement Term Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

KVK CLO 2015-1 Ltd.

as a 2016 Replacement Term Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

LCM XIV Limited Partnership

By: LCM Asset Management LLC
As Collateral Manager , as a 2016 Replacement Term Lender

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

LCM XV Limited Partnership

By: LCM Asset Management LLC
As Collateral Manager , as a 2016 Replacement Term Lender

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

LCM XVI Limited Partnership

By: LCM Asset Management LLC
As Collateral Manager , as a 2016 Replacement Term Lender

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

LCM XVII Limited Partnership

By: LCM Asset Management LLC
As Collateral Manager , as a 2016 Replacement Term Lender

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Shell Pension Trust

as a 2016 Replacement Term Lender

BY: Logan Circle Partners, LP as Investment Manager

By:	/s/ Matt Fullowan
	Name:	Matthew Fullowan
	Title:	Analyst

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Stichting Bedrijfstakpensioenfonds voor het Beroepsvervoer over de Weg (LP-BL-VBL)

as a 2016 Replacement Term Lender

By: Logan Circle Partners, LP as Investment Manager

By:	/s/ Matt Fullowan
	Name:	Matthew Fullowan
	Title:	Analyst

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Lord Abbett Investment Trust - Lord Abbett Floating Rate Fund

as a 2016 Replacement Term Lender

By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Venture XI CLO, Limited

as a 2016 Replacement Term Lender

BY: its investment advisor, MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Managing Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

VENTURE XII CLO, Limited

as a 2016 Replacement Term Lender

BY: its investment advisor
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Managing Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

VENTURE XIII CLO, Limited

as a 2016 Replacement Term Lender

BY: its Investment Advisor
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Managing Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

VENTURE XIV CLO, Limited

as a 2016 Replacement Term Lender

By: its investment advisor
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Managing Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

VENTURE XIX CLO, Limited

as a 2016 Replacement Term Lender

By: its investment advisor
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Managing Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

VENTURE XV CLO, Limited

as a 2016 Replacement Term Lender

By: its investment advisor
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Managing Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

VENTURE XX CLO, Limited

as a 2016 Replacement Term Lender

By:	its investment advisor,
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Managing Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Maryland State Retirement and Pension System as a 2016 Replacement Term Lender

By: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NB Global Floating Rate Income Fund Limited as a 2016 Replacement Term Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Neuberger Berman Strategic Income Fund as a 2016 Replacement Term Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Neuberger Berman CLO XVI, Ltd.

as a 2016 Replacement Term Lender

By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Neuberger Berman CLO XVII, Ltd. as a 2016 Replacement Term Lender

By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Neuberger Berman CLO XVIII, Ltd. as a 2016 Replacement Term Lender

By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Neuberger Berman - Floating Rate Income Fund as a 2016 Replacement Term Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Neuberger Berman Investment Funds II Plc as a 2016 Replacement Term Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Neuberger Berman Investment Funds II PLC - Neuberger Berman US/European Senior Floating Rate Income Fund

as a 2016 Replacement Term Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Neuberger Berman Senior Floating Rate Income Fund LLC

as a 2016 Replacement Term Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NJP Bank Loan Fund 2015 A Series Trust of Multi Manager Global Investment Trust

as a 2016 Replacement Term Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Newfleet Multi-Sector Income ETF

as a 2016 Replacement Term Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

SunAmerica Income Funds - SunAmerica Flexible Credit Fund

as a 2016 Replacement Term Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Virtus Multi-Sector Short Term Bond Fund as a 2016 Replacement Term Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NewMark Capital Funding 2013-1 CLO Ltd. as a 2016 Replacement Term Lender

By: NewMark Capital LLC, its Collateral Manager

By:	/s/ Mark Gold
	Name:	Mark Gold
	Title:	CEO

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

Northwest Bank ,
as a 2016 Replacement Term Lender

By:	/s/ Tom Vander Ploeg
	Name:	Tom Vander Ploeg
	Title:	SVP, Chief Credit Officer

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

UNISUPER

as a 2016 Replacement Term Lender

By: Oak Hill Advisors, L.P. as its Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity)

as a 2016 Replacement Term Lender

BY: Octagon Credit Investors, LLC
as Portfolio Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Octagon Delaware 2011

as a 2016 Replacement Term Lender

BY: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Octagon Investment Partners XVII, Ltd. as a 2016 Replacement Term Lender

BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Octagon Investment Partners XVIII, Ltd. as a 2016 Replacement Term Lender

BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Octagon Investment Partners XV, Ltd. as a 2016 Replacement Term Lender

BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Octagon Investment Partners XXII, Ltd. as a 2016 Replacement Term Lender

BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Octagon Investment Partners 26, Ltd. as a 2016 Replacement Term Lender

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

OFSI Fund V, Ltd.
By:	OFS Capital Management, LLC
Its:	Collateral Manager
By:	/s/ Sean C. Kelley
Name:	Sean C. Kelley
Title:	Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

OZLM FUNDING IV, LTD., as a 2016 Replacement Lender
By: Och-Ziff Loan Management L.P., its portfolio manager
By: Och-Ziff Loan Management LLC, its general partner
By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

TRALEE CLO II, LTD

as a 2016 Replacement Term Lender

By:	Par-Four Investment Management, LLC As Collateral Manager

By:	/s/ Dennis Gorczyca
Name: Dennis Gorczyca
Title: Managing Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

PBI BANK, Inc.

as a 2016 Replacement Term Lender

By:	/s/ Joseph C. Seiler
Name: Joseph C. Seiler
Title: Executive Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Advocate Health Care Network

as a 2016 Replacement Term Lender

BY: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Arch Investment Holdings III Ltd.

as a 2016 Replacement Term Lender

BY: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Endurance Investment Holdings Ltd. as a 2016 Replacement Term Lender

BY: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Galaxy XIX CLO, Ltd.

as a 2016 Replacement Term Lender

BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Galaxy XVIII CLO, Ltd.

as a 2016 Replacement Term Lender

BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Galaxy XXI CLO, Ltd.

as a 2016 Replacement Term Lender

BY: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

PBI Stable Loan Fund a series trust of MYL Investment Trust

as a 2016 Replacement Term Lender

BY: PineBridge Investments LLC As Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Pinnacol Assurance

as a 2016 Replacement Term Lender

BY: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Benefit Street Partners CLO V, Ltd.

as a 2016 Replacement Term Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

RAYMOND JAMES BANK, N.A.,
as a 2016 Replacement Term Lender

By:	/s/ Joseph A. Ciccolini
	Name:	Joseph A. Ciccolini
	Title:	Vice President – Senior Corporate Banker

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Mountain View CLO 2013-1 Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager as a 2016 Replacement Term Lender

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

SOMERSET TRUST COMPANY,
as a 2016 Replacement Term Lender

By:	/s/ Parke Kreinbrook
Name: Parke Kreinbrook
Title: AVP

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Sound Harbor Loan Fund 2014-1 Ltd. as a 2016 Replacement Term Lender

By Sound Harbor Partners LLC, as Manager

By:	/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft
Title: Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Sound Point CLO VII, Ltd.

as a 2016 Replacement Term Lender

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Bighorn River Trading, LLC

as a 2016 Replacement Term Lender

By: SunTrust Bank, as manager

By:	/s/ Karen Weich
Name: Karen Weich
Title: Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Diversified Real Asset CIT

as a 2016 Replacement Term Lender

By:	Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Menard, Inc.

as a 2016 Replacement Term Lender

By:	Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Municipal Employees’ Annuity and Benefit Fund of
Chicago

as a 2016 Replacement Term Lender

BY:	Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Nomura Multi Managers Fund - Global Bond GBD
SYM Account as a 2016 Replacement Term Lender

BY:	Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Nuveen Floating Rate Income Fund

as a 2016 Replacement Term Lender

By:	Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Nuveen Floating Rate Income Opportunity Fund

as a 2016 Replacement Term Lender

BY:	Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Nuveen Senior Income Fund

as a 2016 Replacement Term Lender

BY:	Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Nuveen Short Duration Credit Opportunities Fund

as a 2016 Replacement Term Lender

BY:	Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Principal Funds Inc. - Diversified Real Asset Fund

as a 2016 Replacement Term Lender

BY:	Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

SSF-1 LLC

as a 2016 Replacement Term Lender

BY:	Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Symphony Alternative Investment Funds SICAV-SIF - Symphony US Senior Loan Fund as a 2016 Replacement Term Lender

By:	Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Symphony CLO XI Limited Partnership

as a 2016 Replacement Term Lender

BY:	Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Symphony CLO XII, Ltd

as a 2016 Replacement Term Lender

By:	Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Symphony CLO XIV, Ltd

as a 2016 Replacement Term Lender

By:	Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Symphony CLO XV, Ltd

as a 2016 Replacement Term Lender

BY:	Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Symphony Senior Loan Master Fund Ltd

as a 2016 Replacement Term Lender

BY:	Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

ACE American Insurance Company

as a 2016 Replacement Term Lender

BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Rubin
	Name:	Brian Rubin
	Title:	Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

John Hancock Funds II - Spectrum Income Fund

as a 2016 Replacement Term Lender

BY: T. Rowe Price Associates, Inc. as investment sub-advisor

By:	/s/ Brian Rubin
	Name:	Brian Rubin
	Title:	Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

TIAA CLO I, LTD
TIAA-CREF SHORT TERM BOND FUND TIAA STABLE VALUE

,
each as a 2016 Replacement Term Lender

By:	/s/ Anders Persson
	Name:	Anders Persson
	Title:	Managing Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Crown Point CLO II Ltd.

as a 2016 Replacement Term Lender

By:	/s/ John D’Angelo
	Name:	John D’Angelo
	Title:	Sr. Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Crown Point CLO Ltd.

as a 2016 Replacement Term Lender

By:	/s/ John D’Angelo
	Name:	John D’Angelo
	Title:	Sr. Portfolio Manager

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NEW MEXICO STATE INVESTMENT COUNCIL

as a 2016 Replacement Term Lender

BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Voya CLO 2014-4, Ltd.

as a 2016 Replacement Term Lender

BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Voya CLO 2015-3, Ltd.

as a 2016 Replacement Term Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

Sun Life Assurance Company of Canada

as a 2016 Replacement Term Lender

By: Wellington Management Company LLP as its Investment Adviser

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

The Hartford Short Duration Fund

as a 2016 Replacement Term Lender

By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

WELLS FARGO BANK, NATIONAL ASSOCIATION

as a 2016 Replacement Term Lender

By:	/s/ Jill Hamilton
	Name:	Jill Hamilton
	Title:	Vice President

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

Wells Fargo Principal Lending LLC
as a 2016 Replacement Term Lender

By:	/s/ Sanjay Ray
	Name:	Sanjay Ray
	Title:	Managing Director

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

York CLO-1 Ltd.
as a 2016 Replacement Term Lender

By:	/s/ Rizwan Akhter
	Name:	Rizwan Akhter
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

York CLO-2 Ltd.
as a 2016 Replacement Term Lender

By:	/s/ Rizwan Akhter
	Name:	Rizwan Akhter
	Title:	Authorized Signatory

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

By its execution of this signature page, the undersigned hereby

(i)	requests to convert the full principal amount of its Existing Term Loans into 2016 Replacement Term Loans pursuant to, and on the terms and conditions set forth in, this Second Amendment; and

(ii)	acknowledges and agrees that its 2016 Replacement Term Loan Commitment may be less than the full principal amount of its Existing Term Loans which it requests to convert hereunder.

NAME OF INSTITUTION

Z Capital Credit Partners CLO 2015-1Ltd
as a 2016 Replacement Term Lender

By: Z Capital CLO Management L.L.C., its Portfolio Manager
By: Z Capital Group, L.L.C., its Managing Member
By: James J. Zenni, Jr., its President and CEO

By:	/s/ James J. Zenni, Jr.
	Name:	James J. Zenni, Jr.
	Title:	President & CEO

[Second Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]